Income Taxes	6 Months Ended	12 Months Ended
	Sep. 30, 2025	Mar. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes

13.	Income Taxes

Provision for Income Taxes

The Company is incorporated in and subject to taxation in Canada and provincially British Columbia. As the Company primarily operates through its United States subsidiary, with its operations headquarters in Texas and its initial commercial operations in Utah, these jurisdictions are also subject to taxation. The provision for income tax (benefit) differs from the amount that would have resulted by applying the combined Canadian federal and provincial statutory tax rates due to the impact of United States and state income taxes, as well as certain non-deductible expenses. As the Company has not generated net taxable income since inception, the deferred tax assets are fully offset by a valuation allowance and no tax benefit has been included in the condensed consolidated financial statements.

13.	Income Taxes

Provision for Income Taxes

The provision for income tax (benefit) differs from the amount that would have resulted by applying the combined Canadian federal and provincial statutory tax rates. A reconciliation of the statutory versus effective rates are as follows (amounts in thousands):

	For the Year Ended March 31,
	2025		2024
Income (tax benefit) at statutory rate (Canada)	$(949)	(27)%	$(2,298)	(27)%
Change in statutory, foreign exchange rates and other	-	-%	703	8%
Permanent differences	338	10%	159	2%
Share issuance costs	-	-%	(142)	(2)%
Adjustments to prior years’ provision	(1,061)	(30)%	1,578	19%
Non taxable gain on warrant obligations	(3,291)	(94)%	-	-%
Increase in valuation allowance (Canada)	4,265	121%	-	-%
US-Canadian rate differential	629	18%	-	-%
Other	69	2%	-	-%
Income tax benefit, net	$-	-%	$-	-%

International Battery Metals Ltd.

Notes to the Consolidated Financial Statements

For the Years Ended March 31, 2025 and 2024

The significant components of the Company’s unrecorded deferred tax assets are as follows (in thousands):

	As of March 31,
	2025	2024
Non-capital loss carryforward	$7,449	$3,452
Basis differences in fixed assets	(990)	128
Intangible assets	766	812
Accruals and reserves	233	-
Share issuance costs	1,163	202
Interest limitations	237	-
Capital losses	2	1
	8,860	4,595
Less: valuation allowance	(8,860)	(4,595)
Net deferred tax assets	$-	$-

As of March 31, 2025, the Company had non-capital tax loss carryforwards in Canada of approximately $17.6 million which can be applied to reduce future Canadian taxable income and will expire between 2031 and 2045. Additionally, the Company had net operating tax loss carryforwards in the United States of $13.2 million, which may be carried forward indefinitely to reduce future U.S. taxable income.

As of March 31, 2025, the Company has unrecognized deferred tax liability of approximately $1.5 million due to the timing differences arising on the initial recognition of the acquisition of all the issued and outstanding shares of a subsidiary acquired in 2018.